
                                                                    EXHIBIT 10.2

                            CIBC MELLON TRUST COMPANY

                          in its capacity as Trustee of

                 AMERICREDIT CANADA AUTOMOBILE RECEIVABLES TRUST

                                       and

                           BNY TRUST COMPANY OF CANADA

                              as Indenture Trustee

              -----------------------------------------------------

                      SERIES C2002-1 SUPPLEMENTAL INDENTURE

                                November 22, 2002

              -----------------------------------------------------

                          OSLER, HOSKIN & HARCOURT LLP

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                                TABLE OF CONTENTS

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                                                                                                              PAGE
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ARTICLE 1
         INTERPRETATION..........................................................................................1
         1.1      Definitions....................................................................................1
         1.2      Interpretation.................................................................................5
         1.3      Extended Meanings..............................................................................5
         1.4      Headings.......................................................................................5
         1.5      References to Sections, Articles and Exhibits..................................................5
         1.6      Proper Law of Series Supplement................................................................5
         1.7      Invalidity of Provisions.......................................................................6
         1.8      Computation of Time Periods....................................................................6
         1.9      Non-Business Days..............................................................................6
         1.10     Accounting Principles..........................................................................6
         1.11     Currency.......................................................................................6

ARTICLE 2
         PRINCIPAL TERMS.........................................................................................7
         2.1      Creation and Designation of Notes and Class VPN Loans; Principal Terms.........................7
         2.2      Class VPN Loans...............................................................................10
         2.3      Interest on the Series C2002-1 Debt Obligations...............................................10
         2.4      Principal Payments on the Series C2002-1 Debt Obligations.....................................12

ARTICLE 3
         SERIES ACCOUNTS; PAYMENTS..............................................................................13
         3.1      Series Accounts; Payments.....................................................................13
         3.2      Event of Default; Non-Sequential Amortization Period..........................................17
         3.3      General Provisions Regarding Series Accounts..................................................19

ARTICLE 4
         REDEMPTION OF Series C2002-1 Debt Obligations..........................................................20
         4.1      Redemption....................................................................................20
         4.2      Form Of Redemption Notice.....................................................................20
         4.3      Series C2002-1 Debt Obligations Payable On Redemption Date....................................21

ARTICLE 5
         RELATED EVENTS OF DEFAULT..............................................................................21
         5.1      Events of Default.............................................................................21
         5.2      Acceleration of Series C2002-1 Debt Obligations...............................................22

ARTICLE 6
         SUPPLEMENTAL INDENTURES................................................................................22
         6.1      Supplemental Indentures Without Consent Of Series C2002-1 Debtholders.........................22
         6.2      Supplemental Indentures With Consent of Series C2002-1 Debtholders............................23

                                TABLE OF CONTENTS
                                   (CONTINUED)

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                                                                                                              PAGE
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ARTICLE 7
         GENERAL................................................................................................25
         7.1      Confirmation of Indenture.....................................................................25
         7.2      Obligations of the Trust......................................................................25
         7.3      Acceptance....................................................................................25
         7.4      Appointment of Mandatory......................................................................25
         7.5      Limitation of Liability of Trustee............................................................26
         7.6      Execution in Counterparts.....................................................................26
         7.7      Formal Date...................................................................................26
         7.8      Delivery of Executed Copies...................................................................27
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                                      -ii-

     SERIES C2002-1 SUPPLEMENTAL INDENTURE made as of November 22, 2002 between CIBC MELLON TRUST COMPANY, in its capacity as trustee (in such capacity, together with its successors and assigns in such capacity, the "Trustee") of AMERICREDIT CANADA AUTOMOBILE RECEIVABLES TRUST (the "Trust"), and BNY TRUST COMPANY OF CANADA, as indenture trustee (in such capacity, together with its successors and assigns in such capacity, the "Indenture Trustee").

     WHEREAS pursuant to the Indenture, provision was made for the issuance of Notes from time to time;

     AND WHEREAS pursuant to Section 2.3 of the Indenture, the Notes may, at the election of the Trust, be issued in one or more Series by the execution and delivery of a Series Supplement, which Series may be comprised of one or more Classes and may include Loans;

     AND WHEREAS the Trust has authorized the issuance of a Series of Medium Term Notes to be designated "AmeriCredit Canada Automobile Receivables-Backed Notes, Series C2002-1" (the "Series C2002-1 Notes");

     AND WHEREAS the parties are executing and delivering this Series Supplement to provide for the creation and issuance of the Series C2002-1 Notes and the creation of the Class VPN Loans (as defined herein);

     AND WHEREAS the foregoing recitals and statements of fact are made by the Trust and not by the Indenture Trustee;

     NOW THEREFORE THIS SERIES SUPPLEMENT WITNESSES and it is hereby covenanted, agreed and declared as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1  DEFINITIONS.

     All initial capitalized terms used in this Series Supplement that are defined in the Indenture or the Sale and Servicing Agreement, either directly or by reference therein, shall have the meanings specified therefor in the Indenture and the Sale and Servicing Agreement, as the case may be, except to the extent that, subject to Section 1.2, such terms are defined or modified in this Series Supplement or the context otherwise requires.

     In addition, whenever used in this Series Supplement or in the Indenture with respect to the Series C2002-1 Note Obligations, the following terms shall have the following meanings, respectively:

     (a) "Basic Documents" means the Declaration of Trust, the Sale and Servicing Agreement, the Limited Guarantee, the Indenture, this Series Supplement, the Administration Agreement, the Letter of
          Representations with respect to the Offered Notes, the Underwriting Agreement, each Class VPN Loan Agreement, the Class VPN Swap, the Class A-1 Swap, the Custodian Agreement and other documents and certificates delivered in connection therewith.

     (b)  "Class A Notes" means the Class A-1 Notes and Class A-2 Notes.

     (c) "Class A-1 Notes" means the Class of Series C2002-1 Notes authorized and created pursuant to Article 2 and designated as the Class A-1 Notes;

     (d) "Class A-1 Swap" means, collectively, (i) the ISDA Master Agreement, including all schedules and confirmations related thereto, between the Class A-1 Swap Counterparty and the Trust relating to interest payable on the Class A-1 Notes, and (ii) the guarantee made by Merrill Lynch & Co. in favour of the Trust guaranteeing the obligations of the Class A-1 Swap Counterparty, in each case as in effect on the Closing Date, and as the same may be amended, supplemented, renewed, extended or replaced from time to time.

     (e) "Class A-1 Swap Counterparty" means Merrill Lynch Capital Services, Inc., as swap counterparty under the Class A-1 Swap, or any successor or replacement Class A-1 Swap Counterparty from time to time under the Class A-1Swap.

     (f) "Class A-2 Notes" means the Class of Series C2002-1 Notes authorized and created pursuant to Article 2 and designated as the Class A-2 Notes;

     (g) "Class B Notes" means the Class of Series C2002-1 Notes authorized and created pursuant to Article 2 and designated as the Class B Notes.

     (h) "Class C Notes" means the Class of Series C2002-1 Notes authorized and created pursuant to Article 2 and designated as the Class C Notes.

     (i) "Class D Notes" means the Class of Series C2002-1 Notes authorized and created pursuant to Article 2 and designated as the Class D Notes.

     (j) "Class VPN Lender" means the lender under a Class VPN Loan Agreement advancing funds to the Issuer to fund, in part, the payment of the Purchase Price and/or to refinance the Class A Notes.

     (k) "Class VPN Loan Agreement" means a Liquidity Loan Agreement entered into between the Trust and any Class VPN Lender, including the Class VPN Loan Agreement dated as of November 22, 2002 between the Issuer, the Seller and The Trust Company of Bank of Montreal in its capacity as trustee of Gemini Trust, a copy of which is attached hereto as Exhibit E.

     (l) "Class VPN Swap" (i) the ISDA Master Agreement, including all schedules and confirmations related thereto, between the Class VPN Swap Counterparty and the Trust relating to interest payable on the Class VPN Loans, and (ii) the guarantee made by Merrill Lynch & Co. in favour of the Trust guaranteeing the obligations of the Class VPN Swap Counterparty, in each case as in effect on the Closing Date, and as the same may be amended, supplemented, renewed, extended or replaced from time to time.

     (m) "Class VPN Swap Counterparty" means Merrill Lynch Capital Services, Inc., as swap counterparty under the Class VPN Swap, or any successor or replacement Class VPN Swap Counterparty from time to time under the Class VPN Swap.

     (n) "Collateral" and "Related Collateral" for the Series C2002-1 Notes and the other Related Obligations means:

          (i) the Receivables, including all documents constituting chattel paper included therewith, and all obligations of the Obligors thereunder, including all moneys paid thereunder after the related Cut-Off Date;

          (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Trust in the Financed Vehicles;

          (iii) all rights under any Service Contracts on the related Financed Vehicles;

          (iv) any proceeds with respect to the Receivables from claims on insurance policies covering Financed Vehicles or Obligors;

          (v) the Series Accounts and all monies, funds and Eligible Investments on deposit in or credited to the Series Accounts from time to time and all rights of the Trust therein (including all income thereon and proceeds thereof);

          (vi) the Trust's rights and benefits, but none of its obligations or burdens, under the Swaps;

          (vii) all items contained in the Receivable Files and any and all other documents that the Seller or the Servicer keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;

          (viii) the Trust's rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement, the Limited Guarantee, the Underwriting Agreement, each Class VPN Loan Agreement and the Custodian Agreement (including the delivery requirements, representations and warranties and the cure and repurchase obligations of the Seller under the Sale and Servicing Agreement) and the other documents and certificates delivered thereunder or in connection therewith; and

          (ix) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, cheques, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     (o) "Collections" and "Related Collections" means, for any Collection Period or Monthly Payment Date and at any time, all amounts constituting or included in the Available Funds or the Total Available Funds for any such period, date or time.

     (p) "Indenture" means the Indenture made as of September 30, 2002 among the Trust and the Indenture Trustee, as amended, modified, renewed, restated or replaced from time to time.

     (q) "Letter of Representations" means the Letter of Representations to be entered into by the Trust and the Clearing Agency with respect to each Class of the Offered Notes in substantially the form of Exhibit F.

     (r)  "Offered Notes" means the Class A Notes, Class B Notes and Class C
          Notes.

     (s) "Paying Agent" means the Indenture Trustee, in its capacity as paying agent under the Indenture, together with its successors and permitted assigns in such capacity.

     (t) "Rating Agency Condition" has, for the Series C2002-1 Debt Obligations, the meaning specified in the Sale and Servicing Agreement.

     (u) "Redemption Price" means the unpaid principal amount of the Series C2002-1 Debt Obligations to be redeemed, plus accrued and unpaid interest thereon at the applicable Interest Rate to but excluding the Redemption Date with respect thereto.

     (v) "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of November 15, 2002, among the Trust, Bank One, NA, the Seller and the Servicer, as it may be amended, supplemented, modified, restated, renewed or replaced from time to time.

     (w) "Series Accounts" for the Series C2002-1 Debt Obligations and the Related Obligations means the Collection Account, the Note Distribution Account, the Reserve Account, the Accumulation Account, the Pre-Funding Account, the Capitalized Interest Account and any other Eligible Deposit Account established or maintained by or for the benefit of the Trust or Indenture Trustee, the Series C2002-1 Debtholders and the Related Specified Creditors pursuant to the Basic Documents.

     (x) "Series C2002-1 Debtholders" means the Holders of the Series C2002-1 Debt Obligations.

     (y) "Series C2002-1 Debt Obligations" means, collectively, the Series C2002-1 Notes and the Class VPN Loans.

     (z) "Series C2002-1 Notes" means, collectively, the Notes created under this Series Supplement consisting of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes.

     (aa) "Series Supplement" means this Series C2002-1 Supplemental Indenture, together with the Schedules hereto, as amended, supplemented, modified, renewed, restated or replaced from time to time, together with all schedules hereto and the expressions "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions refer to this Series Supplement and not to any Article, Section, paragraph, subparagraph or clause hereof.

     (bb) "Swaps" means the Class VPN Swap and the Class A-1 Swap.

     (cc) "Trust Indenture" means the Indenture as amended and supplemented by this Series Supplement.

1.2  INTERPRETATION.

     Subject to the next following sentences, this Series Supplement is supplemental to the Indenture and the Indenture shall be read in conjunction with this Series Supplement and all of the provisions of the Indenture shall apply to and shall have effect in connection with this Series Supplement in the same manner as if all of the provisions of the Indenture and of this Series Supplement were contained in one instrument. If any terms of the Indenture are inconsistent with the express terms hereof, the terms of the Indenture shall be, solely in respect of the Series C2002-1 Debt Obligations and Related Obligations, amended and supplemented so as to be consistent herewith. The provisions of this Series Supplement are applicable only in respect of the Series C2002-1 Debt Obligations and the Related Obligations and not the Notes or Related Obligations of any other Series.

1.3  EXTENDED MEANINGS.

     In this Series Supplement, words importing the singular number include the plural and vice versa and words importing gender include all genders.

1.4  HEADINGS.

     The table of contents does not form part of this Series Supplement. Article and Section headings are not to be considered part of this Series Supplement, are included solely for convenience of reference and do not define, limit or enlarge the construction or interpretation hereof.

1.5  REFERENCES TO SECTIONS, ARTICLES AND EXHIBITS.

     Unless otherwise provided, all references herein to Sections, Articles or Exhibits are references to Sections, Articles and Exhibits of or to this Series Supplement.

1.6  PROPER LAW OF SERIES SUPPLEMENT.

     This Series Supplement will be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

1.7  INVALIDITY OF PROVISIONS.

     Save and except for any provision or covenant contained herein which is fundamental to the subject matter of this Series Supplement (including, without limitation, those that relate to the payment of monies), the invalidity or unenforceability of any provision or covenant hereof or herein contained will not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid or unenforceable provision or covenant will be deemed to be severable.

1.8  COMPUTATION OF TIME PERIODS.

     In this Series Supplement, with respect to the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

1.9  NON-BUSINESS DAYS.

     Whenever any payment to be made hereunder shall be treated to be due, any calculation is to be made or any other action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, such payment shall be made, such calculation shall be made and such other action shall be taken on the next succeeding Business Day and an extension of time shall be included for such purposes.

     Any payment made after 3:00 p.m. (Toronto time) on a Business Day shall be deemed to be made on the next following Business Day.

1.10 ACCOUNTING PRINCIPLES.

     Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Series Supplement, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis. Wherever in this Series Supplement reference is made to generally accepted accounting principles, such reference shall be deemed to be to the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles.

1.11 CURRENCY.

     Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

                                    ARTICLE 2
                                 PRINCIPAL TERMS

2.1  CREATION AND DESIGNATION OF NOTES AND CLASS VPN LOANS; PRINCIPAL TERMS.

     (a) Designation of Notes. There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Series Supplement to be designated as the "AmeriCredit Canada Automobile Receivable-Backed Notes, Series C2002-1". The Series C2002-1 Notes shall be issued in five Classes of Notes, the "Class A-1 Notes", the "Class A-2 Notes", the "Class B Notes", the "Class C Notes" and the "Class D Notes".

     (b) Creation of Class VPN Loans. There shall also be authorized and created, as part of such Series, Class VPN Loans on the terms and conditions of this Series Supplement and the related Class VPN Loan Agreements.

     (c) Series Issuance Date. The Series Issuance Date for the Series C2002-1 Notes and the Initial Class VPN Loan shall be the Closing Date.

     (d) Form of Notes. The Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes and Class D Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, B, C and D, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and this Series Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the Responsible Officers of the Trust executing such Series C2002-1 Notes, as evidenced by their execution of the Series C2002-1 Notes. Any portion of the text of any Series C2002-1 Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     (e) Definitive Series C2002-1 Notes. The Definitive Notes for the Offered Notes, if issued, shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), in substantially the forms of the Offered Notes set forth in the Exhibits hereto, all as determined by the Responsible Officers of the Trust executing such Notes, as evidenced by their execution of such Notes.

     (f) Date of Series C2002-1 Notes. Each Series C2002-1 Note shall be dated the date of its certification by the Indenture Trustee. The terms of the Series C2002-1 Notes set forth in Exhibits A-1, A-2, B, C and D are part of the terms of this Series Supplement.

     (g) Interest Rates. The Interest Rate for each Class of Series C2002-1 Notes and for the Class VPN Loans shall be the applicable Interest Rate for such Class and such Class VPN Loans. Interest on each Class of Series C2002-1 Notes and the Class VPN Loans shall be calculated and compounded in the manner and shall be payable on each Payment Date for such Class as provided in the Sale and

          Servicing Agreement and this Series Supplement and, with respect to the Class VPN Loans, in accordance with the Sale and Servicing Agreement and the related Class VPN Loan Agreement.

     (h) Initial Outstanding Amounts. On the Series Issuance Date, the Indenture Trustee shall cause to be certified and delivered to or upon the order of the Trust, Series C2002-1 Notes for original issue in the aggregate principal amount of $209,400,000, comprised of (i) Class A-1 Notes in the aggregate principal amount of $36,437,000, (ii) Class A-2 Notes in the aggregate principal amount of $100,000,000, (iii) Class B Notes in the aggregate principal amount of $22,688,000, (iv) Class C Notes in the aggregate principal amount of $22,000,000, and (v) Class D Notes in the aggregate principal amount of $28,875,000. The Initial Class VPN Loan will be in the aggregate principal amount of $65,000,000.

     (i) Meaning of Outstanding. For the purposes of the definition of Outstanding in the Indenture, amounts on deposit in the Accumulation Account shall not be considered deposited with the Indenture Trustee in trust for payment to the holders of Offered Notes of any Class until such amounts are transferred to and deposited in the Note Distribution Account in trust for the holders of Offered Notes of such Class.

     (j) Payment Dates. The Series C2002-1 Debt Obligations of each Class shall have the Monthly Payment Dates, Payment Dates, Targeted Final Payment Dates, Final Scheduled Payment Dates and Record Dates specified therefor in the Sale and Servicing Agreement.

     (k) Redemption. The Series C2002-1 Debt Obligations shall be redeemable in accordance with the provisions of Article 4 of this Series Supplement and Section 9.1 of the Sale and Servicing Agreement.

     (l) Minimum Amounts. Subject to applicable securities laws, the Series C2002-1 Notes of each Class shall be issued in minimum denominations of $1,000 and integral multiples of $1,000; provided, however, that one Series C2002-1 Note of each Class (including a Book-Entry Note) may be issued in an odd amount or denomination.

     (m) Paying Agent. The Paying Agent for the Series C2002-1 Debt Obligations shall initially be the Indenture Trustee and its successors or assigns.

     (n) Rating Agencies. The Rating Agencies for the Series C2002-1 Debt Obligations shall be DBRS, Standard & Poor's and Moody's.

     (o) Series Accounts. The Series Accounts for the Series C2002-1 Debt Obligations shall be the Series Accounts as defined in Article 1.

     (p) Swaps. Each Swap shall be entered into pursuant to (i) the ISDA Master Agreement to be executed by the Trust and Merrill Lynch Capital Services, Inc. on the Closing Date in substantially the form of Exhibit G hereto, (ii) in the case of the Class VPN Swap, the Confirmation to be executed by the Trust and the Class VPN Swap Counterparty on the Closing Date in substantially the form of Exhibit F hereto, and (iii) in the case of the Class A-1 Swap, the Confirmation to be executed by the Trust and the Class A-1 Swap Counterparty on the Closing Date in substantially the form of Exhibit H hereto, and the Trust shall execute and deliver such Basic Documents at the Closing in accordance with the instructions of the Administrator.

     (q) Letter of Representations for Book-Entry Offered Notes; Definitive Class D Notes. The Clearing Agency Letter of Representations for the Book-Entry Notes representing each Class of the Offered Notes shall be the Letter of Representations which shall be executed and delivered by the Trust to the Clearing Agency at the Closing. The Class D Notes shall be in the form of Definitive Notes.

     (r) Related Collateral. The Related Collateral for the Series C2002-1 Debt Obligations and the other Related Obligations shall be the Collateral as defined in Article 1.

     (s) Security for Related Obligations Secured. The Related Collateral shall be held as security for the due payment of the Series C2002-1 Debt Obligations and the other Related Obligations alone, the Series C2002-1 Debt Obligations and the other Related Obligations shall be secured solely by the Related Collateral, recourse in respect of or payment of the Series C2002-1 Debt Obligations and the other Related Obligations shall be limited to the Related Collateral and no Obligations other than the Series C2002-1 Debt Obligations and the other Related Obligations shall have recourse to the Related Collateral;

     (t) Application of this Series Supplement. The terms of the Indenture are amended, supplemented, modified, restated and replaced to the extent applicable by the terms of this Series Supplement in respect of the Series C2002-1 Debt Obligations in accordance with Section 1.2 hereof;

     (u) Subordination. The Class B Notes will be subordinated to the Class A Notes and the Class VPN Loans, the Class C Notes will be subordinated to the Class A Notes, Class VPN Loans and Class B Notes, and Class D Notes will be subordinated to the Class A Notes, Class VPN Loans, Class B Notes and Class C Notes, in each case, to the extent described herein and in the Sale and Servicing Agreement, upon the occurrence of an Event of Default, the commencement of a Non-Sequential Amortization Period or otherwise;

     (v) Distribution of the Notes. The Offered Notes will be offered for sale and distributed pursuant to the Prospectus and the Underwriting Agreement. The Class D Notes will be sold pursuant to the Class D Subscription Agreement. The Underwriting Agreement and Class D Subscription Agreement shall be executed and delivered by the Trust in such forms as the Administrator and the Seller shall present to the Trust for execution at the Closing.

2.2  CLASS VPN LOANS.

     (a) The Trust may obtain Class VPN Loans in accordance with Section 2.8 of the Sale and Servicing Agreement. The Trust shall execute and deliver any Class VPN Loan Agreement complying with the terms and provisions of this Series Supplement and the Sale and Servicing Agreement presented to the Trust by the Servicer for execution in connection with obtaining the advance of any Class VPN Loan. The Trust shall deliver to the Indenture Trustee a copy of each Class VPN Loan Agreement entered into by the Trust and a Class VPN Lender and shall give the Indenture Trustee written notice of each Class VPN Loan obtained by the Trust, specifying for each such Class VPN Loan:

     (i) the aggregate principal amount of the Class VPN Loan and the date of advance of such Class VPN Loan;

     (ii) the Interest Rate for such Class VPN Loan; and

     (iii) any other terms or provisions of such Class VPN Loan, which shall not be inconsistent with the provisions of this Series Supplement, the Sale and Servicing Agreement or any other Class VPN Loan Agreement.

2.3  INTEREST ON THE SERIES C2002-1 DEBT OBLIGATIONS.

     (a) The Series C2002-1 Notes shall bear interest at the applicable Interest Rate for each such Class and such interest shall be payable on each Payment Date for the Series C2002-1 Notes of each such Class.

     (b) Interest on the Outstanding Amount of the Class A-1 Notes shall be calculated, in arrears, at the applicable Interest Rate for the Class on the basis of a year of 365 days and the actual number of days elapsed in the applicable Interest Period and shall be paid quarterly on the Monthly Payment Date in March, June, September and December of each year, commencing on March 6, 2003. Interest on the Outstanding Amount of the Class A-2 Notes shall be calculated semi-annually, in arrears, at the applicable Interest Rate for the Class on the basis of a year of 365 days and computed on a semi-annual equivalent basis and shall be paid semi-annually on the Monthly Payment Date in June and December of each year, commencing June 6, 2003, and for both the Class A-1 and Class A-2 Notes, paid on the Targeted Final Payment Date of the Class or, if any such date is not a Business Day, on the next succeeding Business Day; provided, however, that for any Class A Note Payment Date for a Class of Class A Notes during an Amortization Period, interest on the Outstanding Amount of the Class A Notes of such Class will be calculated at a rate equal to the "monthly equivalent interest rate" to the Interest Rate of the Class in accordance with the definition of Noteholders' Interest Distributable Amount and shall, except as provided below, be paid as described above in this section on each Class A Note Payment Date. On the first Class A Note Payment Date for a Class of Class A Notes during an Amortization Period, there shall be paid to the Holders of each Class of Class A Notes the interest accrued and unpaid on the Class A Notes of the Class from and including the prior Class A Note Payment Date for the Class to and excluding such Class A Note Payment Date, calculated as described in the first sentence of this Section 2.3(b). Interest for any Class A Note Payment Date will accrue from and including the preceding Class A Note Payment Date (or the Closing Date, in the case of the initial Class A Note Payment Date) to but excluding that Class A Note Payment Date.

     (c) Interest on the Outstanding Amount of the Class B Notes and the Class C Notes shall be calculated in arrears, at the applicable Interest Rate for such Class on the basis of a 365 day year and computed on a semi-annual equivalent basis and shall be paid on the Class B Notes and Class C Notes semi-annually on the Monthly Payment Date in June and December of each year commencing on June 6, 2003, and for both the Class B and Class C Notes, paid on the Targeted Final Payment Date of such Class or, if any such date is not a Business Day, on the next succeeding Business Day; provided, however, that for any Class B/C Note Payment Date during an Amortization Period, interest on the Outstanding Amount of the Class B Notes and Class C Notes will be calculated at a rate equal to the "monthly equivalent interest rate" to the Interest Rate of each such Class in accordance with the definition of Noteholders' Interest Distributable Amount and shall, except as provided below, be paid as described above in this section on each Class B/C Note Payment Date. On the first Class B/C Note Payment Date during an Amortization Period, there shall be paid to the Holders of the Class B Notes and the Class C Notes the interest accrued and unpaid on the Class B Notes and the Class C Notes from and including the prior Class B/C Note Payment Date for such Class to and excluding such Class B/C Note Payment Date, calculated as described in the first sentence of this Section 2.3(c). Interest for any Class B/C Note Payment Date will accrue from and including the preceding Class B/C Note Payment Date (or the Closing Date, in the case of the initial Class B/C Note Payment Date) to but excluding that Class B/C Note Payment Date.

     (d) The "monthly equivalent interest rate" for any Interest Rate on any Class of Offered Notes (other than the Class A-1 Notes) is the applicable interest rate for such Class that, when compounded for six months, yields interest in an amount equal to interest on the Offered Notes of such Class at the Interest Rate of such Class, divided by two.

     (e) Interest will accrue on the Class D Notes and on each Class VPN Loan at a per annum rate equal to the Interest Rate for the Class D Notes or such Class VPN Loan, as applicable, and shall be payable on each Monthly Payment Date. Interest for the Class D Notes or any Class VPN Loan and any Monthly Payment Date will accrue from and including the preceding Monthly Payment Date (or the date of advance of the Class VPN Loan, in the case of the first Monthly Payment Date for such Class VPN Loan) to and excluding such Monthly Payment Date, for the actual number of days elapsed.

     (f) Any instalment of interest payable on any Class of Series C2002-1 Debt Obligations on any Payment Date for such Class shall be punctually paid or duly provided for by a deposit by or at the direction of the Trust into the Note Distribution Account, on each Monthly Payment Date and shall be paid to the

          Holder of such Series C2002-1 Notes or to the applicable Class VPN Lender on each Payment Date for the Class by cheque mailed first-class, postage prepaid to such Person's address as it appears on the related Note Register on such Record Date or as specified in the applicable Class VPN Loan Agreement; provided, however, that, unless and until Definitive Notes for the Offered Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Offered Notes registered on the applicable Record Date in the name of the Clearing Agency or its nominee (initially, CDS & Co.), payment shall be made in accordance with the Letter of Representations; provided, further, that with respect to any Class VPN Loans or Class D Notes, upon written request of the Holder thereof or if so provided, in the related Class VPN Loan Agreement, payment shall be made by wire transfer of immediately available funds to the account designated by such Holder until further written notice from such Holder.

     (g) If the Trust defaults in a payment of interest on any Class of Series C2002-1 Debt Obligations, the Trust shall pay, in any lawful manner, interest (plus interest on such interest to the extent lawful) at the applicable Interest Rate from the Payment Date for which such payment is in default to the Monthly Payment Date on which such defaulted interest payment is paid, such interest on defaulted interest to be compounded and payable monthly on each Monthly Payment Date.

2.4  PRINCIPAL PAYMENTS ON THE SERIES C2002-1 DEBT OBLIGATIONS.

     (a) Prior to the occurrence of an Event of Default and acceleration of the Series C2002- 1 Notes in accordance with Section 7.2 of the Indenture and this Series Supplement, the principal of each Class of Series C2002-1 Debt Obligations shall be payable in full on the Final Scheduled Payment Date for such Class and, to the extent of funds available therefor, in instalments on the Payment Dates (if any) preceding the Final Scheduled Payment Date for such Class, in the amounts and in accordance with the priorities set forth in Sections 3.1(b) and (c), as applicable. All principal payments on each Class of Series C2002-1 Debt Obligations on any Payment Date for such Class shall be made pro rata to the Holders of such Class entitled thereto. Any instalment of principal payable on any Series C2002-1 Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Trust into the Note Distribution Account on the applicable Payment Date and shall be paid to the Person in whose name each Series C2002-1 Note of such Class is registered on the applicable Record Date or to the applicable Class VPN Lender, by cheque mailed first-class, postage prepaid to such Person's address as it appears on the Note Register or in the related Class VPN Loan Agreement, as applicable, on such Record Date; provided, however, that, (A) unless and until Definitive Notes for the Offered Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Offered Notes registered on the Record Date in the name of the Clearing Agency or its nominee, payment shall be made in accordance with the Letter of Representations and (B) with respect to any Class VPN Loans and Class D Notes, upon written request of the Holder thereof or if so provided, in the related Class VPN Loan Agreement, payment shall be made by wire transfer of immediately available funds to the account designated by such Holder until further written notice from such Holder, except for, in each case: (i) the final instalment of principal on any Series C2002-1 Note; and (ii) the Redemption Price for the Series C2002-1 Debt Obligations redeemed pursuant to Section 4.1, which, in each case, shall be payable as provided herein and in the Indenture.

     (b) From and after the occurrence of an Event of Default and a declaration of or other acceleration of the Series C2002-1 Debt Obligations in accordance with Section 7.2 of the Indenture and this Series Supplement, until such time as all Events of Default have been cured or waived as provided in Section 7.2 of the Indenture, (i) all principal payments on the Offered Notes and the Class VPN Loans shall be allocated pro rata among the Holders of all of the Offered Notes of each Class and the Class VPN Loans of each Class on the basis of the respective aggregate unpaid principal balances of the Offered Notes of such Class and the Class VPN Loans of such Class held by such Holders,
          (ii) all principal payments on Class D Notes shall be allocated pro rata among the Holders of all of the Class D Notes on the basis of the respective aggregate unpaid principal balances of the Class D Notes held by such Holders and (iii) the Outstanding Amount of the Series 2002-1 Debt Obligations shall be paid in accordance with the priorities set forth in Section 3.2; provided, however, that no payments of principal on the Class D Notes shall be made until all Offered Notes and Class VPN Loans have been paid in full.

                                    ARTICLE 3
                            SERIES ACCOUNTS; PAYMENTS

3.1  SERIES ACCOUNTS; PAYMENTS.

     (a) On or prior to the Series Issuance Date, the Trust shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee for the benefit of the Series C2002-1 Debtholders and the Related Specified Creditors, the Series Accounts as provided in
          Article 5 of the Sale and Servicing Agreement.

     (b)  On or before each Monthly Payment Date:

          (i) amounts shall be deposited in the Collection Account as provided in Sections 5.3, 5.5, 5.6 and 9.1 of the Sale and Servicing Agreement; and

          (ii) the Aggregate Noteholders' Interest Distributable Amount and the Aggregate Principal Distributable Amount, in each case, for such Monthly Payment Date shall be transferred from the Collection Account to the Note Distribution Account as and to the extent provided in Section 5.6(c) of the Sale and Servicing Agreement.

     (c) On each Monthly Payment Date the Indenture Trustee shall apply and, as required, pay to the Holders of Series C2002-1 Debt Obligations from the amounts on deposit in the Note Distribution Account in the following order of priority and in the amounts determined below:

     (i) first, there shall be distributed from the Note Distribution Account the following:

          (A) the Noteholders' Interest Distributable Amount for each Class VPN Loan and such Monthly Payment Date shall be paid pro rata to the holders of the Class VPN Loans;

          (B) if such Monthly Payment Date is a Payment Date for a Class of Class A Notes, the Noteholders' Interest Distributable Amounts for that Class on deposit in the Note Distribution Account shall be paid to the holders of the Class A Notes of that Class;

          (C) if such Monthly Payment Date is a Payment Date for the Class B Notes, the Noteholders' Interest Distributable Amounts for that Class on deposit in the Note Distribution Account shall be paid to the holders of the Class B Notes; and

          (D) if such Monthly Payment Date is a Payment Date for the Class C Notes, the Noteholders' Interest Distributable Amounts for that Class on deposit in the Note Distribution Account shall be paid to the holders of the Class C Notes.

          provided, however, that if (x) there is any outstanding Noteholders' Interest Carryover Amount for the Class A Notes of any Class and the Class VPN Loans on any Monthly Payment Date, (y) the amount deposited in the Note Distribution Account on any Monthly Payment Date in respect of interest accrued on the Class A Notes of any Class and the Class VPN Loans is less than the sum of the Noteholders' Interest Distributable Amounts for such Class or Classes and such Monthly Payment Date, or (z) there are insufficient funds on deposit in the Note Distribution Account to make the payments described above in respect of the Noteholders' Interest Distributable Amounts for all Classes of Class A Notes and Class VPN Loans, the amount on deposit in the Note Distribution Account for payments of interest on the Class A Notes and the Class VPN Loans shall be applied to each such Class pro rata on the basis of the respective amount otherwise to be applied to such Class or Classes as described above.

     (ii) second, unless otherwise provided in Section 3.2 below, an amount equal to the Total Noteholders' Principal Payment Amount (or such lesser amount as is on deposit in the Note Distribution Account in respect thereof on the Monthly Payment Date) shall be applied to each Class of Offered Notes and the Class VPN Loans in the following amounts and in the following order of priority and paid to the applicable holders of the Offered Notes and the applicable Class VPN
          Lenders:

          (A)  Except during a Sequential Amortization Period:

               (1) on each Monthly Payment Date that is not a Targeted Final Payment Date for any Class of Offered Notes:

                    A. to the Class VPN Lenders as set forth in clause (iii) below, until the Outstanding Amount of the Class VPN Loans is reduced to zero; and

                    B.   the remainder, if any, to the Accumulation Account; and

                    C. on or after the Monthly Payment Date on which the Offered Notes and the Class VPN Loans have been paid in full, to the Holders of the outstanding Maturity Advances, pro-rata, until the Outstanding Amount of such Maturity Advances is reduced to zero.

               (2) on each Monthly Payment Date that is a Targeted Final Payment Date for a Class of Offered Notes:

                    A. first, if that Targeted Final Payment Date is the Targeted Final Payment Date for a Class of Class A Notes, to such Class until the Outstanding Amount of such Class is reduced to zero,

                    B.   second, to the Class VPN Lenders as set forth in clause
                         (iii) below, until the Outstanding Amount of the Class VPN Loans is reduced to zero,

                    C. third, if that date is the Targeted Final Payment Date for the Class B Notes, to the Class B Notes until the Outstanding Amount of the Class B Notes is reduced to zero,

                    D. fourth, if that date is the Targeted Final Payment Date for the Class C Notes, to the Class C Notes until the Outstanding Amount of the Class C Notes is reduced to zero, and

                    E. fifth, the remainder, if any, to the Accumulation Account so long as any Offered Note is outstanding.

          (B) during a Curable Sequential Amortization Period, to the Class of Class A Notes the Outstanding Amount of which was not reduced to zero on its Targeted Final Payment Date and the Class VPN Lenders, pro-rata, based on the Noteholders' Principal Distributable Amount for such Class of Offered Notes and the Noteholders' Principal Distributable Amount for all Classes of Class VPN Loans as follows:

               (1) payments allocable to such Class of Class A Notes under this section shall be paid to the holders of such Class until the Outstanding Amount of such Class is reduced to zero; and

               (2) payments allocable to the Class VPN Lenders under this section shall be applied as set forth in clause (iii) below.

          (C)  during an Extended Sequential Amortization Period:

               (1) first, to the Class A Notes and the Class VPN Loans, pro-rata, based upon the aggregate Outstanding Amounts of all Class A Notes and Class VPN Loans as follows:

                    A. payments allocable to the Class A Notes under this section shall be paid to the holders of each Class of Class A Notes in the following amounts and in the following order of priority:

                         I. first, to the outstanding Class A-1 Notes, if any, until the Outstanding Amount of such Class is reduced to zero, and

                         II. second, to the outstanding Class A-2 Notes, if any, until the Outstanding Amount of such Class is reduced to zero, and,

                    B. payments allocable to the Class VPN Loans shall be applied as set forth in clause (iii) below.

               (2) second, on or after the Monthly Payment Date on which the Class A Notes and the Class VPN Loans have been paid in full, to the holders of the Class B Notes until the Outstanding Amount of such Class is reduced to zero;

               (3) third, on or after the Monthly Payment Date on which the Class A Notes, the Class VPN Loans and Class B Notes have been paid in full, to the holders of the Class C Notes until the Outstanding Amount of such Class is reduced to zero; and

               (4) fourth, on or after the Monthly Payment Date on which the Offered Notes and the Class VPN Loans have been paid in full, to the Holders of the outstanding Maturity Advances, pro-rata, until the Outstanding Amount of such Maturity Advances is reduced to zero.

          (iii) Payments allocable to the Class VPN Loans pursuant to clause
                (ii) above shall be applied and paid to the Class VPN Lenders until the Outstanding

                Amounts of such Class VPN Loans have been reduced to zero, in each case, sequentially according to the date of advance of each Class VPN Loans such that no payments in respect of the Outstanding Amount of any Class of Class VPN Loans will be made until the Outstanding Amounts of all Classes of Class VPN Loans having an earlier date of advance have been reduced to zero; provided, however, that during a Non-Sequential Amortization Period, payments allocable to the Class VPN Loans pursuant to clause (ii) above shall be applied and paid to the Class VPN Lenders, pro-rata, as provided in Section 3.2.

     (d)  On each Monthly Payment Date:

          (i) the accrued and unpaid interest on the Class D Notes shall be paid in the amounts and to the extent provided in Section 5.6(c) of the Sale and Servicing Agreement; and

          (ii) the Outstanding Amount of the Class D Notes shall be paid in the amounts and to the extent provided in Section 5.6(c) of the Sale and Servicing Agreement.

     (e) Notwithstanding anything to the contrary contained herein or in the Indenture, Liquidity Advances and Maturity Advances shall be repaid as provided in Section 2.9 of the Sale and Servicing Agreement, Section 3.1(b) and Section 3.2, as applicable.

3.2  EVENT OF DEFAULT; NON-SEQUENTIAL AMORTIZATION PERIOD.

     (a) Notwithstanding Sections 3.1(b), 3.1(c) and 3.1(d), following the occurrence of an Event of Default and the acceleration of the Series C2002-1 Debt Obligations pursuant to Section 5.2 of this Series Supplement or the receipt of Event of Default Proceeds pursuant to
          Section 9.2 of the Sale and Servicing Agreement, (w) the Total Available Funds for each Monthly Payment Date, (x) on the first Monthly Payment Date following the Non-Sequential Amortization Commencement Date, any and all funds and Eligible Investments on deposit in or credited to the Note Distribution Account, the Accumulation Account, the Pre-Funding Account or the Capitalized Interest Account, (y) any money or property collected pursuant to
          Article 8 of the Indenture in respect of the Series C2002-1 Collateral and (z) any such Event of Default Proceeds, shall be applied by the Indenture Trustee on the related Monthly Payment Date in the following order of priority:

          (i) FIRST: amounts due and owing and required to be paid to the Servicer, the Administrator, the Backup Servicer, the Trustee and the Indenture Trustee, respectively, pursuant to the priorities set forth in Section 5.6(c)(i) and (ii) of the Sale and Servicing Agreement and not previously paid, in the order of such priorities and without limitation, preference or priority of any kind within such priorities except as otherwise specified in such priorities;

          (ii) SECOND: to the Swap Counterparties, the Holders of the Offered Notes and the Holders of the Class VPN Loans, the amounts due and unpaid for interest and swap payments under the Swap Agreements, the Offered Notes and the Class VPN Loans and not previously paid, in each case, pursuant to the priorities set forth in Sections 5.6(c)(iii), (iv), (v) and
                    (vi) of the Sale and Servicing Agreement, in the order of such priorities and without limitation, preference or priority of any kind within such priorities except as otherwise specified in such priorities;

          (iii) THIRD: to the Servicer, for outstanding Liquidity Advances until the principal thereof is paid in full;

          (iv) FOURTH: to the Series C2002-1 Debtholders for amounts due and unpaid on the Offered Notes and the Class VPN Loans for principal:

                    (A) first, to the Holders of the Class A Notes and the Class VPN Loans, pro-rata, on the basis of the Outstanding Amounts of such Offered Notes and Class VPN Loans until the Outstanding Amounts of the Class A Notes and Class VPN Loans are reduced to zero;

                    (B) second, to the Holders of the Class B Notes, pro-rata, until the Outstanding Amount of the Class B Notes is reduced to zero;

                    (C) third, to the Holders of the Class C Notes, pro-rata, until the Outstanding Amount of the Class C Notes is reduced to zero; and

                    (D) fourth, to the Holders of the outstanding Maturity Advances, pro-rata, until the Outstanding Amount of such Maturity Advances is reduced to zero.

          (v) FIFTH: to the Holders of the Class VPN Loans entitled thereto, pro rata, all Additional Class VPN Loan Amounts, if any, for that Monthly Payment Date or from prior Monthly Payment Dates until paid in full;

          (vi) SIXTH, to the Holders of the Class D Notes entitled thereto, pro rata, for amounts due and unpaid on the Class D Notes, first, the accrued and unpaid interest on the Class D Notes not previously paid and, second, the Outstanding Amount of the Class D Notes until the Outstanding Amount of the Class D Notes is reduced to zero; and

          (vii) SEVENTH, to the Seller all remaining funds in part payment of the Residual Purchase Price of the Purchased Assets.

     (b) Subject to Section 5.1(b) of the Sale and Servicing Agreement, any investments on deposit in the Reserve Account which shall not mature on or before such Monthly Payment Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than such Monthly Payment Date.

     (c) The Trustee may fix a record date and payment date for any payment to Series C2002-1 Debtholders pursuant to this Section 3.2. At least 15 days before such record date the Trust shall mail to each Series C2002-1 Debtholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

3.3  GENERAL PROVISIONS REGARDING SERIES ACCOUNTS.

     (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Series Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Trust Order, subject to the provisions of Section 5.1(b) of the Sale and Servicing Agreement. All Investment Earnings in the Series Accounts shall be deposited by the Indenture Trustee into the Collection Account, and any loss or expenses resulting from such investments shall be charged to such account. The Trust will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Series Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Trust shall deliver to the Indenture Trustee an Opinion of Counsel to such effect.

     (b) Subject to Section 11.2(4) of the Indenture, the Indenture Trustee shall not in any way be held liable for the selection of Eligible Investments or by reason of any insufficiency in any of the Series Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (c) If: (i) the Trust shall have failed to give investment directions for any funds on deposit in the Series Accounts to the Indenture Trustee by 11:00 a.m. (Toronto time) (or such other time as may be agreed by the Trust and the Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Series C2002-1 Debt Obligations but the Series C2002-1 Debt Obligations shall not have been declared or become due and payable pursuant to Section 7.2 of the Indenture or this Series Supplement, or, if the Series C2002-1 Debt Obligations shall have been declared or have become due and payable following an Event of Default, amounts collected or receivable from the Related Collateral are being applied in accordance with Section 3.2 of this Series Supplement as if there had not been such a declaration or acceleration; then the Indenture Trustee shall invest and reinvest funds in the Series Accounts in the class of investments specified in Clause (a) of the definition of "Eligible Investments".

                                    ARTICLE 4
                  REDEMPTION OF SERIES C2002-1 DEBT OBLIGATIONS

4.1  REDEMPTION.

     The Series C2002-1 Debt Obligations are subject to redemption in whole, but not in part, on any Monthly Payment Date on which the Servicer or Seller exercises its option to purchase the Related Collateral pursuant to Section 9.1 of the Sale and Servicing Agreement for a purchase price equal to the Redemption Price; provided, however, that the Trust has available funds sufficient to pay the Redemption Price and all accrued and unpaid Additional Class VPN Loan Amounts to the date fixed for redemption. The Administrator or the Trust shall furnish the Rating Agencies notice of such redemption. If the Series C2002-1 Debt Obligations are to be redeemed pursuant to this Section 4.1, the Administrator or the Trust shall furnish notice of such election to the Indenture Trustee not later than five Business Days prior to the Redemption Date and the Trust shall deposit with the Indenture Trustee in the Note Distribution the Redemption Price of the Series C2002-1 Debt Obligations to be redeemed and all accrued and unpaid Additional Class VPN Loan Amounts to the date fixed for redemption.

4.2  FORM OF REDEMPTION NOTICE.

     Notice of redemption under Section 4.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Series C2002-1 Debt Obligations, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register, or, in the case of Class VPN Loans, to the applicable Class VPN Lender as provided in the related Class VPN Loan Agreement. If Definitive Notes of a Class have not been issued, notice of redemption shall be given to the Clearing Agency in accordance with the Letter of Representations.

     All notices of redemption shall state:

          (i)       the Redemption Date;

          (ii) the Redemption Price and any unpaid Additional Class VPN Loan Amounts;

          (iii) the place where the Series C2002-1 Notes of each Class are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Trust to be maintained with respect to the Series C2002-1 Notes as provided in the Indenture); and

          (iv) CUSIP numbers, in the case of Offered Notes for which Definitive Notes have not been issued.

     Notice of redemption of the Series C2002-1 Debt Obligations shall be given by the Indenture Trustee in the name and at the expense of the Trust. Failure to give notice of redemption, or any defect therein, to any Holder of any Series C2002-1 Debt Obligations shall not impair or affect the validity of the redemption of any other Series C2002-1 Debt Obligations.

4.3  SERIES C2002-1 DEBT OBLIGATIONS PAYABLE ON REDEMPTION DATE.

     The Series C2002-1 Debt Obligations or portions thereof to be redeemed shall, following notice of redemption pursuant to this Article, become due and payable on the Redemption Date at the Redemption Price plus, in the case of the Class VPN Loans, any accrued and unpaid Additional Class VPN Loan Amounts owing to the related Class VPN Lender and (unless the Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                    ARTICLE 5
                            RELATED EVENTS OF DEFAULT

5.1  EVENTS OF DEFAULT.

     Notwithstanding Section 7.1 of the Indenture, "Event of Default", wherever used herein or in the Indenture or the other Basic Documents with respect to the Series C2002-1 Debt Obligations and the other Related Obligations, means any one of the following events:

     (a) failure to pay any interest on any Series C2002-1 Debt Obligation (other than the Class D Notes) when the same becomes due and payable, and such failure shall continue unremedied for a period of five days following the date that such interest becomes due and payable; or

     (b) failure to pay the Outstanding Amount of any Note of any Class or any Class VPN Loan on the applicable Final Scheduled Payment Date for that Class of Note or Class VPN Loan; or

     (c) default in the observance or performance of any covenant or agreement of the Trust made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is dealt with specifically elsewhere in this Section), or any representation or warranty of the Trust made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer on behalf of the Trust delivers an Officer's Certificate to the Indenture Trustee to the effect that the Trust has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered mail, to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Series C2002-1 Debt Obligations, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (d)  an Insolvency Event shall occur with respect to the Trust.

5.2  ACCELERATION OF SERIES C2002-1 DEBT OBLIGATIONS.

     (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee in its discretion may, or if so requested in writing by the Holders of a majority of the Outstanding Amount of the Series C2002-1 Debt Obligations shall, declare by written notice to the Trust that the Series C2002-1 Debt Obligations become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon.

     (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article 5 provided, the Holders of a majority of the Outstanding Amount of the Series C2002-1 Debt Obligations, by written notice to the Trust and the Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all payments of principal of and interest on all Series C2002-1 Debt Obligations and all other amounts that would then be due hereunder or upon such Series C2002-1 Debt Obligations if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

               (C) all Events of Default, other than the nonpayment of the principal of the Series C2002-1 Debt Obligations that has become due solely by such acceleration, have been cured or waived as provided in Section 7.2 of the Indenture.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

                                    ARTICLE 6
                             SUPPLEMENTAL INDENTURES

6.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SERIES C2002-1 DEBTHOLDERS.

     (a) Without the consent of the Series C2002-1 Debtholders but with prior written notice to the Rating Agencies, the Trust and the Indenture Trustee, when authorized by a Trust Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to add to the covenants of the Trust, for the benefit of the Series C2002-1 Debtholders and the Related Specified Creditors, or to surrender any right or power herein conferred upon the Trust;

          (ii) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee for the benefit of the Series C2002-1 Debtholders and the Related Specified Creditors;

          (iii) to replace the Reserve Account with another form of credit enhancement; provided that the Rating Agency Condition is satisfied prior to such replacement; or

          (iv) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture;

          provided, that such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of the Trustee, the Indenture Trustee, the Swap Counterparties, the Seller or the Servicer.

     (b) The Trust and the Indenture Trustee, when authorized by a Trust Order, may, without the consent of any of the Series C2002-1 Debtholders but with prior written notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or of modifying in any manner the rights of the Series C2002-1 Debtholders under this Series Supplement and the Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Holders of any Series C2002-1 Debt Obligations or any Related Specified Creditor.

     (c) The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

6.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF SERIES C2002-1 DEBTHOLDERS

     The Trust and the Indenture Trustee, when authorized by a Trust Order, may, with prior written notice to the Rating Agencies and with the consent of the Series C2002-1 Debtholders evidencing not less than a majority of the Outstanding Amount of the Series C2002-1 Debt Obligations, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement and the Indenture, in each case relating to, or of otherwise modifying in any manner, the rights of the Series C2002-1 Debtholders, the rights of any Class of Series C2002-1 Debtholders and the Related Specified Creditors under this Series Supplement and the Indenture; provided, however, that no such supplemental indenture shall, without the consent of each Noteholder, Class VPN Lender and each other Related Specified Creditor affected thereby:

     (a) change the date of payment of any instalment of principal of or interest on any Series C2002-1 Note or Related Obligation, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Series Supplement and the Indenture relating to the application of collections on, or the proceeds of the sale of, the Related Collateral to the payment of principal of or interest on the Series C2002-1 Debt Obligations or Related Obligations, or change any place of payment where, or the coin or currency in which, any Related Obligation or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of the Indenture requiring the application of funds available therefor to the payment of any such amount due on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

     (b) reduce the percentage of the Outstanding Amount, the consent of the Series C2002-1 Debtholders or the Holders of any Class thereof, of which is required for any such supplemental indenture, or the consent of the Series C2002-1 Debtholders or the Holders of any Class thereof, of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (c) modify or alter the provisions of the proviso to the definition of "Outstanding" with respect to the Series C2002-1 Debt Obligations;

     (d) reduce the percentage of the Outstanding Amount of the Series C2002-1 Debt Obligations or the Holders of any Class thereof, required to direct the Indenture Trustee to direct the Trust to sell or liquidate the Related Collateral pursuant to Section 8.2 of the Indenture;

     (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Series Supplement, the Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Series C2002-1 Debt Obligation affected thereby;

     (f) modify any of the provisions of this Series Supplement and the Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Series C2002-1 Debt Obligation on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Series C2002-1 Debtholders to the benefit of any provisions for the mandatory redemption of the Series C2002-1 Debt Obligations contained herein; or

     (g) permit the creation of any Lien ranking prior to or on a parity with the Lien of the Indenture with respect to any part of the Related Collateral or, except as otherwise permitted or contemplated herein or in the Indenture, terminate the Lien of the Indenture on any Related Collateral at any time subject hereto or deprive any Series C2002-1 Debtholder of the security provided by the Lien of the Indenture.

     Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Series C2002-1

Debtholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                    ARTICLE 7
                                     GENERAL

7.1  CONFIRMATION OF INDENTURE.

     The Indenture, as supplemented by this Series Supplement, shall and does continue in full force and effect, otherwise unamended, and the Indenture, as so supplemented together with all the grants created thereby, are hereby ratified and confirmed.

7.2  OBLIGATIONS OF THE TRUST.

     Nothing contained in this Series Supplement shall in any way modify or relieve the Trust from its obligations to carry out its covenants contained in the Indenture.

7.3  ACCEPTANCE.

     The Indenture Trustee hereby accepts the trust in this Series Supplement declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

7.4  APPOINTMENT OF MANDATORY

     The Trust and the Indenture Trustee, for itself and on behalf of the Series C2002-1 Debtholders and the other Specified Creditors, hereby grants a power of attorney and a mandate to AmeriCredit Canada for the purpose of executing, on behalf of the Trust, the Indenture Trustee, the Series C2002-1 Debtholders and other Related Specified Creditors, any and all acquittances, mainlevees, radiations, cancellations, reductions, retrocessions and all other documents for the purpose of discharging, releasing, reassigning, retroceding, waiving or subordinating any reservation of title, hypothec, lease, right of ownership under a leasing contract (credit-bail), security interest, charge in respect of accounts receivable and any other personal or real right which may from time to time be registered in the Province of Quebec, and more particularly, at the Register of Personal and Moveable Real Rights, including endorsing the Trust's, the Indenture Trustee's, the Series C2002-1 Debtholders' or the other Related Specified Creditors' name on any consent, filings, registrations or other documents in furtherance thereof. By acceptance of an Obligation secured by the Indenture, the Indenture Trustee, for itself and on behalf of the Series C2002-1 Debtholders and the other Related Specified Creditors, is deemed to have granted the appointment contained in this Section 7.4. Each of the Trust, the Indenture Trustee, the Series C2002-1 Debtholders and the other Related Specified Creditors hereby agrees to execute and deliver or cause to be executed and delivered such instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of AmeriCredit to carry out more effectively the provisions and purposes of this Section 7.4.

7.5  LIMITATION OF LIABILITY OF TRUSTEE.

     This Series Supplement, and every deed, transfer, assignment, agreement or other instrument made pursuant hereto including, without limitation, the Series C2002-1 Debt Obligations, made or purporting to be made by or creating an obligation of the Trust or the Trustee on behalf of, or as trustee of, the Trust shall be deemed and construed for all purposes as if made by the Trustee, in and only in its capacity as trustee of the Trust. Any obligations of the Trustee hereunder or thereunder are non-recourse to the Trustee in its personal capacity and limited solely to the assets of the Trust securing the Series C2002-1 Debt Obligations and the Related Obligations. No other property or assets of the Trustee, whether owned by it in its personal capacity or otherwise, will be subject to levy, execution or other enforcement procedure with regard to any obligation under this Series Supplement or any other such deed, transfer, assignment, agreement or other instrument. There will be no further liability against the Trustee.

7.6  EXECUTION IN COUNTERPARTS.

     This Series Supplement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and the counterparts together shall constitute one and the same instrument.

7.7  FORMAL DATE.

     For purpose of convenience, this Series Supplement may be referred to as bearing a formal date of November 22, 2002, irrespective of the actual date of its execution.

7.8  DELIVERY OF EXECUTED COPIES.

     Each party acknowledges delivery of an executed copy of this Series Supplement.

     IN WITNESS WHEREOF the parties hereto have duly executed this Series Supplement.

                        CIBC MELLON TRUST COMPANY, in its capacity as trustee of AMERICREDIT CANADA AUTOMOBILE RECEIVABLES TRUST


                        By:
                           ---------------------------------------------------
                           (Authorized Signatory)


                        By:
                           ---------------------------------------------------
                           (Authorized Signatory)

                        BNY TRUST COMPANY OF CANADA,
                        as Indenture Trustee


                        By:
                           ---------------------------------------------------
                           (Authorized Signatory)

                                   EXHIBIT A-1

                                   EXHIBIT A-2

                                    EXHIBIT B

                                    EXHIBIT C

                                    EXHIBIT D

                                    EXHIBIT E

                                    EXHIBIT F

                                    EXHIBIT G

                                    EXHIBIT H